UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 12, 2024
JOHNSON CONTROLS INTERNATIONAL PLC
(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
One Albert Quay. Cork, Ireland, T12 X8N6
(Address of principal executive offices and postal code)

(353)	21-423-5000	Not Applicable
(Registrant’s telephone number)		(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, Par Value $0.01	JCI	New York Stock Exchange
3.625% Senior Notes due 2024	JCI24A	New York Stock Exchange
1.375% Notes due 2025	JCI25A	New York Stock Exchange
3.900% Notes due 2026	JCI26A	New York Stock Exchange
0.375% Senior Notes due 2027	JCI27	New York Stock Exchange
3.000% Senior Notes due 2028	JCI28	New York Stock Exchange
1.750% Senior Notes due 2030	JCI30	New York Stock Exchange
2.000% Sustainability-Linked Senior Notes due 2031	JCI31	New York Stock Exchange
1.000% Senior Notes due 2032	JCI32	New York Stock Exchange
4.900% Senior Notes due 2032	JCI32A	New York Stock Exchange
4.250% Senior Notes due 2035	JCI35	New York Stock Exchange
6.000% Notes due 2036	JCI36A	New York Stock Exchange
5.70% Senior Notes due 2041	JCI41B	New York Stock Exchange
5.250% Senior Notes due 2041	JCI41C	New York Stock Exchange
4.625% Senior Notes due 2044	JCI44A	New York Stock Exchange
5.125% Notes due 2045	JCI45B	New York Stock Exchange
6.950% Debentures due December 1, 2045	JCI45A	New York Stock Exchange
4.500% Senior Notes due 2047	JCI47	New York Stock Exchange
4.950% Senior Notes due 2064	JCI64A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01.    Entry into a Material Definitive Agreement.

On April 12, 2024, Tyco Fire Products LP (“Tyco”), a wholly-owned, indirect subsidiary of Johnson Controls International plc (the “Company”), agreed to a settlement with a nationwide class of public water systems that detected PFAS in their drinking water systems that they allege to be associated with the use of Aqueous Film Forming Foam (“AFFF”) products manufactured and sold by Tyco. Under the terms of the agreement, Tyco agreed to contribute $750 million to resolve these PFAS claims. The settlement releases these claims against Tyco, Chemguard, Inc. (“Chemguard”) and other related corporate entities. This settlement was entered in connection with the previously disclosed AFFF multi-district litigation (“MDL”) being overseen by the United States District Court for the District of South Carolina (the “MDL Court”). A charge for $750 million was recorded by the Company in the quarter-ended March 31, 2024.

Tyco expects to contribute an initial $250 million on or about May 25, 2024, with the remaining $500 million to be contributed six months after preliminary court approval of the settlement, which is expected to be addressed by the MDL Court in or around mid-May, 2024. Tyco has a significant amount of insurance through a number of insurers and expects to apply the proceeds recovered under its policies to cover a substantial portion of the total payment, although the specific amount and timing of any insurance recoveries are uncertain.

There are still several procedural and legal steps that must occur before the settlement is final and payments are made. The settlement is subject to approval by the MDL Court and other contingencies, and that process is expected to take several months.

The class of public water systems included in this settlement broadly includes any public water system (as defined in the settlement agreement) that has detected PFAS in its drinking water sources as of May 15, 2024. The following systems are excluded from the settlement class: water systems owned and operated by a State or the United States government; systems that have not detected the presence of PFAS as of May 15, 2024; small transient water systems; privately-owned drinking water wells; and the water system in the city of Marinette, Wisconsin (which is included only if it so requests). The settlement does not resolve claims of public water systems that request exclusion from the class (“opt out”) pursuant to the process to be established by the MDL Court. It also does not resolve potential future claims of public water systems that detect PFAS in their water systems for the first time after May 15, 2024, or certain claims not related to drinking water, such as separate alleged claims relating to real property damage or stormwater or wastewater treatment. Finally, this settlement does not affect the other categories of cases that remain at issue in the AFFF MDL, such as personal injury cases, property damage cases, other types of class actions, claims brought by state or territory attorneys general, or other types of damages alleged to be related to the historic use of AFFF manufactured and sold by Tyco and Chemguard, which we describe in further detail in our most recently filed Quarterly Report on Form 10-Q for the quarter ended December 31, 2023.

The settlement does not constitute an admission of liability or wrongdoing by Tyco or Chemguard. If the MDL court does not approve the agreement or certain terms are not fulfilled, Tyco and Chemguard will continue to defend themselves in the litigation. Tyco and Chemguard also intend to continue to vigorously defend themselves in all remaining AFFF matters.

The foregoing description of the terms of the settlement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Settlement Agreement for Water Systems dated April 12, 2024 which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.    Other Events.

During the three months ended March 31, 2024, the Company discontinued its receivables factoring programs. During the three months ended March 31, 2024, the Company did not factor any receivables and does not expect to engage in any receivables factoring during the remainder of fiscal year 2024. The Company expects to continue to fund its requirements for working capital, capital expenditures, dividends, minimum pension contributions, debt maturities and any potential acquisitions or stock repurchases in the remainder of fiscal 2024 from operations, supplemented by other sources of short- and long-term borrowings, including term loans, commercial paper and the issuance of debt securities.

Johnson Controls International plc Cautionary Statement Regarding Forward-Looking Statements

The Company has made statements in this communication that are forward-looking and therefore are subject to risks and uncertainties. All statements in this document other than statements of historical fact are, or could be, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "intend," "estimate," "anticipate," "believe," "should," "forecast," "project" or "plan" and terms of similar meaning are also generally intended to identify forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. The Company cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond its control, that could cause its actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others: whether court approval of the settlement will be obtained, the timing of preliminary and final approvement of the settlement, the timing and amount of insurance payments recovered by Tyco under its insurance policies, the outcome of litigation between Tyco and certain of its insurers, whether the number of plaintiffs that opt out of the settlement exceeds current expectations, whether the settlement is appealed, the filing of additional claims and the outcome of any other pending or future categories of claims relating to AFFF products, including personal injury cases, property damage cases, other types of class actions, claims brought by state or territory attorneys general, or other types of claims alleged to be related to the historic use of AFFF, costs of ongoing and future remediation obligations relating to AFFF products, changes in related laws or regulations, and the other factors set forth in in the Company’s Annual Report on Form 10-K for the 2023 fiscal year filed with the SEC on December 14, 2023, which is available at www.sec.gov and www.johnsoncontrols.com under the "Investors" tab. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this communication are made only as of the date of this document, unless otherwise specified, and, except as required by law, the Company assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this communication.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Settlement Agreement for Water Systems by and among Tyco Fire Products LP, and the representatives of certain U.S. active public water systems as set forth therein, dated April 12, 2024*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The Company has omitted certain schedules and other similar attachments to such agreement pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of such omitted documents to the SEC upon request.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

Date: April 12, 2024	By:	/s/ Richard J. Dancy
		Name:	Richard J. Dancy
		Title:	Vice President and Corporate Secretary